Exhibit 99.1

1 Nasdaq: LUXH

2 DISCLAIMER Forward Looking Statements This presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) . Statements that are not purely historical are forward - looking statements . Forward - looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements may include, for example, statements with respect to financial and operational guidance, the success of the Company’s collaboration with Wyndham Hotels & Resorts, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future . The forward - looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company . There can be no assurance that future developments will be those that have been anticipated . These forward - looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward - looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1 A of our 10 - K for the year ended December 31 , 2022 and in Item 1 A of our Form 10 - Q for the three months ended June 30 , 2023 . The forward - looking information and forward - looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . Non - GAAP Information The Company defines cash net income as net income (loss) before non - cash financing costs, non - cash stock compensation expense, non - cash stock option expense, non - cash rent amortization expense, accrued taxes, non - cash issuance of common stock for operating expenses, and depreciation . The Company believes that cash net income is useful to investors as a measure of a company's operating performance, without regard to generally non - recurring items and non - cash activity . The Company seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including EBITDA . The Company defines EBITDA as net income (loss) before interest, taxes, financing costs, depreciation and amortization, stock compensation expense and stock option expense, and incremental costs associated with its exit from SoBeNY . The Company defines net debt as current and long - term loans payable and short - term financing costs (together, total debt) less cash and cash equivalents . The Company’s management uses these non - GAAP financial metrics and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes these non - GAAP financial metrics are useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . EBITDA, net debt and cash net income are not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . For purposes of the guidance provided herein for the year ended December 31 , 2023 , however, estimating such GAAP measures with the required precision necessary to provide a meaningful reconciliation could not be accomplished without unreasonable effort . Non - GAAP measures for future periods, which cannot be reconciled to the most comparable GAAP financial measures are calculated in a manner which is consistent with the accounting policies applied in the Company’s consolidated financial statements . A reconciliation of net income (loss) to EBITDA and net income (loss) to Cash net income is included in the financial tables included with this presentation .

3 Capitalizing on historic opportunity to lease dislocated and underutilized hotels in destination cities at favorable economics Rent out rooms in leased properties to vacation and business travelers Asset light business model: - 25+ year operating leases - Minimal capital requirements - Outsized ROE opportunity Significant growth in net rental revenue and EBITDA, debt elimination, and enhanced cash flows Well - positioned to benefit from recovering hospitality market Partnership with Wyndham Hotels & Resorts (NYSE: WH) expected to accelerate growth beginning in Q4 2023 - WH to fund ~ 50% or more of LUXH acquisition costs - WH sales / distribution / technology platform will help drive RevPAR, expand margins, improve customer experience WHO WE ARE

4 AT A GLANCE SERVICE Net Rental Revenue $79.2 $115 - $120 $220 - $240 TTM 6/30/23 2023 (E) 2024 (E) $43.8 2022 $15.4 $25 - $30 $48 - $60 TTM 6/30/23 2023 (E) 2024 (E) $8.2 2022 EBITDA $8.8 TTM 6/30/23 $(0.4) 2022 Cash Net Income Net Rental Revenue CAGR 2022 - 2024 (E)* EBITDA CAGR 2022 - 2024 (E)* Averge Lease Life (Years) on Current Portfolio at June 30, 2023 Members in Wyndham Guest Rewards Program Rooms Available for Rent at 12/31/2023 (E)* 129% 157% 100+M 2,750 22.8 2023 Financial Targets Gross Margin SG&A** EBITDA 30% - 40% 10% - 12% 20% - 25% *measured at midpoint of estimate **excluding non - cash items Rooms Available for Rent at 8/8/2023 1,625

5 ASSET LIGHT GROWTH STRATEGY SERVICE Streamline operations Lease hotel using refundable security deposit or LOC Maximize occupancy rates and increase cash flow Identify low - cost, long - term (target 25 - 35 years) NNN lease opportunities at dislocated hotel properties Adhere to strict deal terms and operating controls Apply proprietary alogorithms to determine profit and cash flow potential Build geographic density, target new cities Leverage financial, brand and operating advantages of Wyndham relationship to increase RevPAR, drive margin expansion, and g enerate increased cash flow Astor Hotel Miami Beach, FL

6 PROPERTY OVERVIEW Hotel Rooms Available for Rent SERVICE 571 680 1,034 August 8, 2023 1,086 1,625 Q3 2022 Q4 2022 Q1 2023 Q2 2023 2023 (E) 2,500 – 3,000 (E) New York Miami Beach Los Angeles Washington, DC New Orleans 4 5 1 1 1 June 30, 2023 1 2 properties operational 1,086 units available for rent August 8, 2023 17 properties under lease* 1,625 units* New York Miami Beach Los Angeles Washington, DC New Orleans 8 5 2 1 1 697 Units 182 Units 68 Units 79 Units 60 Units 1,057 Units 182 Units 247 Units 79 Units 60 Units * including those under lease but not yet available for rent

7 UNIT ECONOMICS RevPAR defined as: revenue per available unit (net revenue / avg. units available during the period) 2018 2019 2020 2021 2022 2023 (E) 2018 2019 2020 2021 2022 1H 2023 RevPAR ($) Occupancy (%) 86% 84% 61% 72% 77% 80% $160 $103 $157 $122 $247 $250 - $280 $150 - $160/night RevPAR property level break - even rate One of the Lowest Per - Night Property Level Breakeven Costs in the Markets We Serve Townhouse Hotel Miami Beach, FL

8 WYNDHAM COLLABORATION OVERVIEW 95+ Countries ~9,100 Hotels 26 Global Brands 851,500 Rooms 17 LuxUrban Hotels to join Trademark Collection by Wyndham by Q4 2023 Opportunity to introduce additi o nal properties into the brand throughout course of relationship Term of 15 - 20 years, with LuxUrban maintaining operational control Wyndham to provide financial, sales and operational support, including growth & working capital

9 WYNDHAM COLLABORATION BENEFITS Margin Capitalize on Wyndham’s world class operating infrastructure to realize significant primary and secondary costs savings RevPAR Wyndham brand power, sales / distribution platform, and customer reach expected to drive revenue at each acquired property Financing Committed, non - dilutive capital to help fund continued growth Wyndham provides ~50% or more of all acquistion capital $100 M of MLA security deposits made by LUXH Wyndham reimburses $50+ M of capital to LUXH for additi o nal growth & working capital Property Improvement Plan (PIP) capital capped at 50% of Wyndham reimbursement, with LUXH eligible to retain unused portion PIP investments expected to drive RevPAR, elevate customer experience, and preserve / enhance asset value for LUXH and property owner Access to 100+ M member Wyndham Rewards Program, whi ch accounts for one out of every two U.S. bookings Onboarding to Wyndham’s booking channels expected to reduce OTA costs by up to 33% from prior costs incurred by LUXH Secondary benefits related to staffing and operations also expected to materialize beginning in 2024

10 WYNDHAM COLLABORATION OVERVIEW Individuality , backed by the world’s largest hotel company 1 102% RevPAR index outperforms its upper midscale competition 2 62% total U.S. central reservations contribution with 35% of total stays contributed by WR members 96% of hotels with 3.5+ on TripAdvisor gives guests confidence to book 3 50% franchised growth since 2019 4 Win - win solution for owners of distressed properties via collaboration with LuxUrban Zermatt Utah Resort & Spa Midway, UT

11 POTENTIAL VALUATION LUXH equity upside is significant based on current market 2024E EBITDA multiples (as of June 30, 2023) Cash (3,777,678)$ Cash (3,777,678)$ Current Debt 3,163,023 Current Debt 3,163,023 Current Lease NA Current Lease 6,020,163 Long-Term Debt 1,448,829 Long-Term Debt 1,448,829 Long-Term Lease NA Long-Term Lease 178,312,362 Net Debt 834,174$ Net Debt 185,166,699$ Shares Outstanding 44,279,341 Share Price 3.00$ Equity Value 132,838,023$ Equity Value 132,838,023$ Enterprise Value 133,672,197$ Enterprise Value 318,004,722$ LUXH Guidance Low High LUXH Guidance Low High 2024 EBITDA 48,000,000 60,000,000 2024 EBITDA 48,000,000 60,000,000 Implied LUXH 2.8x 2.2x Implied LUXH 6.6x 5.3x Market Multiples Market Multiples 2024 EBITDA - Low 10.0x 15.0x 2024 EBITDA - Low 10.0x 15.0x LUXH Price @ Market Multiples 10.82$ 20.31$ LUXH Price @ Market Multiples 6.66$ 16.14$ Without Leases With Leases Significant potential equity appreciation opportunity over the coming months

12 Avg. acquisition cost / unit $13,554 2023 YTD RevPar $291 YTD EBITDA Margin 25% Payback period* 6 months PROPERTY ACQUISITION MATH Six - month payback period on acquisition capital deployed. * Payback period: $13,554 avg. acquisition cost / [($291 RevPar * 365 days * 25% EBITDA margin) / 12 months]

13 WYNDHAM “KEY MONEY” MATH ($ in thousands) Capital Invested 7,500$ 10,000$ 12,500$ 3,750$ 5,000$ 6,250$ 1,875$ 2,500$ 3,125$ 938$ 1,250$ 1,563$ 469$ 625$ 781$ 234$ 313$ 391$ 117$ 156$ 195$ 59$ 78$ 98$ 29$ 39$ 49$ 15$ 20$ 24$ 7$ 10$ 12$ Total 14,993$ 19,990$ 24,988$ Illustrative Wyndham Math The O Hotel Los Angeles, CA This analysis excludes EBITDA from investments, i.e. initial $10 M invested would provide $48 M of EBITDA over the period outlined below (assuming 10 quarters)* Wyndham key money recycled into new deals creates a perpetual ongoing cycle of new capital coming into the business for working capital and growth. * $10 M invested / $13,554 per unit = 738 units @ $291 YTD RevPar x 25% YTD EBITDA margin x 10 quarters presented (assuming a ”recycle” a quarter) = ~$48 M Key money recycle DOUBLES our investment into new units EXCLUDING RECYCLED EBITDA

14 APPENDIX The Bogart Hotel Brooklyn, NY

15 THE ADDRESSABLE MARKET Historic Timing Opportunity and Growing Pipeline Volume of Maturing Commercial Property Loans by Lender Type Front - loaded maturity wall Source: https://nypost.com/2023/04/10/default - risk - grows - on - 1 - 5 - trillion - in - commercial - real - estate - debt - analysts/ Source: https://www.msci.com/www/quick - take/cmbs - dominates - first - wave - of/03740236548 $ 900 BN of U.S. commercial - property loans set to mature in 2023 and 2024 Loans are coming due in an increasingly risk - averse environment created by higher borrowing costs and falling asset prices This is creating challenges for owners / operators to refinance these properties L uxUrban’s pipeline opportunity extends out to 2027 when the largest amount of annual CRE of $500 BN of debt matures This provides LuxUrban with over 1,860 hotels in the 5 current markets it serves, with maturing obligations out to 2027 encompassing 297,000 hotel rooms

16 Q2 2023 FINANCIAL OVERVIEW ($ in Ms ) SERVICE Record net rental revenue, EBITDA, and cash net income Eliminated all $9.8 M of senior secured debt Eliminated $87.5 M of future revenue share payments Net Rental Revenue Cash and equivalents T otal Debt Shareholders’ Equity Cash Net Income EBITDA $31.9 $10.2 $7.2 $1.9 $8.4 $3.2 Q2 2023 v. Q2 2022 June 30, 2023 v. December 31, 2022 $3.8 $1.1 $4.6 $14.0 $13.5 $3.3 Cash position more than tripled Total and net debt declined Shareholders’ equity improved by ~$17 M from

17 FINANCIAL RESULTS OVERVIEW ($ in 000s; unaudited) Condensed Consolidated Statements of Operations Q2 2023 Q2 2022 1H 2023 1H 2022 Net Rental Revenue $ 31,861 $ 10,201 $ 54,675 $ 19,301 Gross Profit $ 10,179 $ 2,857 $ 15,541 $ 5,370 General and Administrative expenses $ 4,417 $ 886 $ 7,160 $ 1,865 Total Operating Expenses $ 5,406 $ 886 $ 9,631 $ 1,865 Income from Operations $ 4,772 $ 1,971 $ 5,910 $ 3,505 Non - Cash Financing Costs $ (28,523) $ - $ (30,227) $ - Net (Loss) Income $ (26,775) $ 762 $ (29,555) $ 2,182 EBITDA $ 8,435 $ 3,226 $ 12,930 $ 5,297 Cash Net Income $ 7,245 $ 1,880 $ 9,007 $ 3,387 Balance Sheet Summary June 30, 2023 December 31, 2022 Cash & Cash Equivalents $ 3,778 $ 1,100 Current Assets $ 18,511 $ 11,548 Total Assets $ 217,582 $ 107,963 Total Liabilities $ 204,134 $ 111,255 Stockholders’ Equity (Deficit) $ 13,448 $ (3,292)

18 RECONCILIATION TABLES Net Loss to EBITDA and Cash Net Income

19 RECONCILIATION TABLES Net Loss to EBITDA and Cash Net Income